EXHIBIT 10.50


                     CONTINUING UNLIMITED CORPORATE GUARANTY
                                   (NQL Inc.)

                                                              Date: May 31, 2001

To:  KELTIC FINANCIAL PARTNERS, LP (the "Lender")

     For Valuable Consideration, and to induce Lender to loan money and/or extend credit in reliance hereon, the undersigned, hereby guarantees, unconditionally, the payment, when due, of each and every obligation, matured or unmatured, direct or contingent, now existing or hereafter arising, owing to Lender by Delta Computec Inc., a New York corporation (the "Borrower") specifically including, but without limitation, under or related to that certain Loan and Security Agreement dated May 31, 2001 between Borrower and Lender, as such agreement may be amended, modified, extended or substituted or restated from time to time.

     This Guaranty shall be primary, absolute and unconditional and extend to and cover every extension or renewal of, and every obligation accepted in substitution for any obligation guaranteed hereby, and the undersigned shall be bound hereby irrespective of (i) the existence, value or condition of any collateral security Lender may at any time hold; (ii) the invalidity, irregularity or enforceability of any instrument, writing or arrangement relating to any such credit, loan of money or financial accommodation or of the obligations thereunder; (iii) the inability or failure of Lender to fully establish or perfect its lien or security interest in any collateral pledged to it; (iv) any other circumstance that might constitute a defense to, or discharge of, the Borrower with respect to any of the obligations hereby guarantied, or the undersigned in regard to this Guaranty other than payment in full of the obligations guaranteed hereby; or (v) any present or future law or order of any government (whether of right or in fact) or of any agency thereof, purporting to reduce, amend or otherwise affect any obligation of the Borrower or to vary the terms of payment of the obligations of the Borrower hereby guaranteed.

     Without limiting the generality of the foregoing, enforcement of this Guaranty shall not be contingent upon pursuit by the Lender of any remedies it may have against any other guarantor or the Borrower, whether pursuant to the terms of any loan documents or by law, and the Lender, in this regard, shall not be required to (i) institute any judicial action against Borrower, (ii) enforce any other remedy against Borrower, or (iii) take any action to realize upon any property or collateral assigned, pledged or otherwise available to Lender as security for performance of the obligations of Borrower.

     The  undersigned  hereby waives (i) notice of acceptance of this  Guaranty;
(ii) presentment, demand, protest and notice of dishonor of any note or other obligation hereby guaranteed; and (iii) demand by Lender for observance or performance of, or enforcement by Lender of any terms or provisions of the loan documents evidencing the obligations of Borrower, or any terms or provisions of this Guaranty.

     This Guaranty is a continuing guaranty and shall remain in force until revoked by notice in writing to Lender, and revocation hereof shall not prejudice Lender's claim hereunder with respect to any obligation arising prior to revocation.

     The undersigned hereby consents and agrees that Lender may, without prejudice to any claim against the undersigned hereunder, at any time, or from time to time, in Lender's discretion, and without notice to the undersigned: (i) waive compliance with, or any defaults under, or grant any other indulgences with respect to the loan documents evidencing the obligations of the Borrower;
(ii) modify, amend, or change any provisions of the loan documents evidencing the obligations of the Borrower; (iii) extend or change the time of payment, and the manner, place or terms of payment of any obligation hereby guaranteed; (iv) make advances for the purpose of performing any term or covenant pertaining to the obligations hereby guaranteed with respect to which the Borrower shall be in default; (v) assign or otherwise transfer the obligations hereby guaranteed, or any interest therein or herein; (vi) exchange, release, impair or surrender all or any collateral security which Lender may at any time hold in connection with any obligation hereby guaranteed; (vii) sell, and purchase, any such collateral at public or private sale or at any broker's board, crediting net proceeds upon any obligation secured thereby; (viii) release, discharge, settle or compromise with the Borrower, or with any other person primarily or secondarily liable with the Borrower, any obligation hereby guaranteed; or (ix) deal in all respects with the Borrower as if this Guaranty were not in effect.

     The undersigned represents and warrants that (i) the undersigned is a corporation organized and existing and in good standing under the laws of the State of Delaware and under the laws of any other state wherein the business, properties or operations of the undersigned make it necessary to so qualify (ii) the undersigned has the full power, authority and legal right to enter into, execute and deliver this Guaranty; (iii) this Guaranty is a valid and binding legal obligation of the undersigned and is fully enforceable against the undersigned in accordance with its terms and, as of the date hereof, the undersigned has no defense to any action or proceeding that may be brought hereunder; (iv) the execution, delivery and performance by the undersigned of this Guaranty has been duly authorized by all requisite corporate action, will not violate any term or condition of the Certificate of Incorporation or By-Laws of the undersigned and will not violate or constitute a default under any indenture, note, loan, credit agreement or any other document or instrument to which the undersigned is a party or by which the undersigned is bound in any manner which would materially and adversely affect its ability to carry out any of the terms, covenants and conditions of this Guaranty; (v) the undersigned has a direct interest in the financial well-being of the Borrower; and (vi) there has been no material adverse change in the financial condition of the undersigned from that shown on the most recent financial statements delivered to Lender.

     The undersigned is not in violation of any decree, ruling, judgment, order or injunction applicable to it, or any law, ordinance, rule or regulation of whatever nature which taken alone or in the aggregate, would materially and adversely affect its ability to carry out any of the terms, covenants and conditions of this Guaranty. There are no actions, proceedings or investigations pending or threatened against or affecting the undersigned before or by any court, arbitrator,


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

administrative agency or other governmental authority or entity, which, taken alone or in the aggregate, if adversely decided, would materially and adversely affect its ability to carry out any of the terms and conditions of this Guaranty.

     This Guaranty and the undersigned's liability hereunder shall continue to be effective or be reinstated, as the case may be, if at any time, prepayment, payment or other value received by the Lender from any source, or any part thereof, of any of the obligations guaranteed hereunder is rescinded or otherwise restored or returned by the Lender by reason of (i) any judgment, decree or order by any court or administrative body having competent jurisdiction; (ii) any settlement or compromise of any such claim; or (iii) otherwise, all as though such payment had not been made, notwithstanding any termination hereof or the cancellation of any instrument or writing or other agreement evidencing the obligations of the undersigned.

     No delay on the Lender's part in exercising any right hereunder, or in taking any action to collect or enforce payment of any obligation hereby guaranteed, either as against the Borrower or any other person primarily or secondarily liable with the Borrower, shall operate as a waiver of any such right or in any manner prejudice the Lender's rights against the undersigned.

     THE UNDERSIGNED HEREBY WAIVES THE FOLLOWING IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, ARISING UNDER OR BY REASON OF OR RELATING TO THIS GUARANTY:
(i) THE RIGHT TO A TRIAL BY JURY; (ii) THE RIGHT TO CLAIM A FAIR MARKET VALUE CREDIT AS TO ANY AND ALL COLLATERAL NOW OR HEREAFTER PLEDGED TO LENDER TO SECURE THE OBLIGATIONS HEREBY GUARANTEED: (iii) THE RIGHT TO INTERPOSE ANY DEFENSE EXCEPT INDEFEASIBLE PAYMENT IN FULL OF THE OBLIGATIONS HEREBY GUARANTEED AND
(iv) ANY RIGHT OF SUBROGATION TO WHICH GUARANTOR MIGHT OTHERWISE BE ENTITLED.


                                                           -----------
                                                           (Initial)


     The undersigned agrees that, if the maturity of any obligation hereby guaranteed is accelerated, by bankruptcy or otherwise, as against the Borrower, such maturity shall also be deemed accelerated for the purposes of this Guaranty, and without demand upon or notice to the undersigned.

     The undersigned hereby subordinates any and all indebtedness of Borrower to the undersigned to the prior indefeasible payment and performance of all obligations hereby guaranteed in accordance with that certain Standstill Subordination Agreement entered into between the undersigned, the Borrower and the Lender dated as of the date hereof (the "Subordination Agreement"). The undersigned agrees that, before it receives payment of any indebtedness owed to it by Borrower, Lender shall be entitled to receive payment in full of all obligations hereby guaranteed, subject to the terms and provisions of the Subordination Agreement. Except as otherwise provided in the Subordination Agreement, any payments on such


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

indebtedness of Borrower to the undersigned shall be collected, enforced and received by the undersigned as trustee for Lender and be paid over to Lender on account of the obligations hereby guaranteed, but without reducing or affecting in any manner the liability of the undersigned under the other provisions hereof. Lender is authorized and empowered irrevocably (but without any obligation to so do), in its discretion, as attorney-in-fact (with such power being coupled with an interest and being irrevocable) for the undersigned or otherwise (a) in the name of the undersigned, to collect and enforce, and to submit claims in respect of, such indebtedness of Borrower and to apply any amounts received thereon to the obligations hereby guaranteed, and (b) to require the undersigned (i) to collect and enforce, and to submit claims in respect of, such indebtedness of Borrower, and (ii) to pay any amounts received on such indebtedness to Lender for application to the obligations hereby guaranteed. The undersigned hereby assigns to Lender all of the undersigned's rights to any payments or distributions with respect to such indebtedness of Borrower.

     As further security, the undersigned hereby gives Lender a general lien upon and right of setoff with respect to any deposit account of the undersigned with Lender and any other of the undersigned's funds or assets at any time in Lender's custody or control.

     The undersigned hereby authorizes Lender, in its sole discretion, to disclose any financial or other information about the undersigned to any present, future or prospective participant or successor in interest in any loan, advance or other financial accommodation to Borrower from Lender, or any regulatory body or agency having jurisdiction over Lender. Lender shall request that each prospective participant or purchaser maintain the information and documentation submitted to such person or entity in confidence in accordance with their customary practices.

     In the event any proceedings are undertaken by Lender to effect collection hereunder, the undersigned shall pay all costs and expenses of every kind for collection, including reasonable attorney's fees incurred by Lender in connection with the enforcement of this Guaranty.

     If the obligations of the Borrower are also guaranteed by any other person or entity by continuing guaranty or by endorsement of any note of the Borrower or otherwise, the obligation of such other person or entity and the undersigned's obligation hereunder shall be deemed to be several, and the release by Lender of any such other guarantor, or settlement with such guarantor, or the revocation or impairment of such guaranty, shall not operate to prejudice Lender's rights against the undersigned hereunder.

     The undersigned agrees to deliver to Lender such financial statements and information as reasonably requested by Lender, from time to time, in form and substance reasonably satisfactory to Lender.

     No delay on the Lender's part in exercising any of the Lender's options, powers or rights or partial or single exercises thereof, shall constitute a waiver thereof. No waiver of any of the Lender's rights hereunder and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on the Lender's behalf by its


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

duly authorized officers, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the Lender's rights or the undersigned's obligations to Lender in any other respect at any other time.

     If any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent such provision is invalid, illegal, or unenforceable.

     The undersigned agrees that: (i) this Guaranty shall be construed in accordance with and governed by the laws of the State of New York; (ii) any action or proceeding to enforce this Guaranty may be commenced in State Supreme Court in Westchester County, New York, or any Federal District Court in the Southern District of New York; and (iii) it generally, irrevocably and unconditionally submits to and accepts for itself (and its successors and assigns) the jurisdiction of the aforesaid courts for the purpose of any such suit, action or other proceeding and agrees not to contest the validity of any judgment rendered thereby in any other jurisdiction. The undersigned further waives, and agrees not to assert, by way of motion as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the aforesaid courts or is otherwise immune from legal proceedings, or that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that the loan documents of the Borrower or the subject matter hereof may not be enforced by any such court.

     This Guaranty shall be binding upon the undersigned, as well as its successors or assigns (except that no such assignment shall be effective without the prior written consent of Lender).

     This Guaranty shall inure to the benefit of, and be enforceable by the Lender, its successors and assigns, including any subsequent holder of the obligations hereby guaranteed.

     For the purposes of this Guaranty, the singular shall be deemed to include the plural, and the neuter shall be deemed to include the masculine and the feminine, and vice versa, as the context may require.


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

     IN WITNESS WHEREOF, the undersigned has caused these presents to be signed by its proper corporate officers and sealed with its seal of the day and year first above written.


ATTEST:                                     NQL Inc.


BY: /s/ Robert O. Riiska                    BY: /s/ Douglas J. Tullio
    ---------------------------------           --------------------------------
Name: Robert O. Riiska                      Name: Douglas J. Tullio
Title: Secretary                            Title: President


STATE OF CALIFORNIA:
                                            :  SS
COUNTY OF Orange:


     On May 31, 2001, before me Heather Vuncanon, personally appeared Douglas J. Tullio and Robert O. Riiska

                                    [X]      personally known to me and

                                    [X]      proved  to  me  on  the  basis  of
                                             satisfactory evidence

                                    to be the  person(s)  whose  name(s)  is/are
                                    subscribed  to  the  within  instrument  and
                                    acknowledged to me that he/she/they executed
                                    the  same  in   his/her   their   authorized
                                    capacity(ies),  and  that  by  his/her/their
                                    signature(s)    on   the    instrument   the
                                    person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                    WITNESS my hand and official seal.

                                    /s/ Heather Vuncanon
                                    --------------------------------------------
                                    Signature of Notary Public



Place Notary Seal Above

     _____________________________OPTIONAL__________________________________
Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document
Title or Type of Document:
                          ------------------------------------------------------

Document Date:                               Number of Pages:
              ------------------------------                 -------------------

Signer(s) Other Than Named Above:
                                 -----------------------------------------------


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

Capacity(ies) Claimed by Signer
Signer's Name:
              ------------------------------------------------------------------
[_]      Individual

[_]      Corporate Officer - Title(s):

[_]      Partner -   [_]  Limited    [_]  General

[_]      Attorney In Fact

[_]      Trustee

[_]      Guardian or Conservator

[_]      Other:
               -----------------------------------------------------------------
Signer is representing:
                       ---------------------------------------------------------


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